UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

Blue Water Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	BWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 13, 2023, Blue Water Biotech, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with WraSer, LLC, a Mississippi limited liability company, Xspire Pharma, LLC, a Mississippi limited liability company (collectively, the “Seller”), and Legacy-Xspire Holdings, LLC, a Delaware limited liability company and the parent company of the Seller (“Parent”). Pursuant to, and subject to the terms and conditions of, the Purchase Agreement, on the Closing Date (as defined below) the Company will purchase six FDA-approved pharmaceutical assets across several indications, including cardiology, otic infections, and pain management (the “WraSer Assets”). The Company will assume liabilities associated with the WraSer Assets arising on and after the Closing Date.

Under the terms of the Agreement, the Company will purchase the WraSer Assets for (i) $3.5 million in cash at signing of the Purchase Agreement; (ii) $4.5 million in cash on the later of (x) 90 days after the signing of the Purchase Agreement or (y) the date that all closing conditions under the Purchase Agreement are met or otherwise waived (the “Closing Date”); (iii) 1.0 million shares of the Company’s common stock (the “Shares”) issuable on the Closing Date, and (iv) $500,000 in cash one year from the Closing Date. The closing of the transaction is subject to certain customary closing conditions and the delivery to the Company of financial statements of Seller and Parent for the fiscal years ended December 31, 2022 and 2021 audited by a qualified auditor reasonably acceptable to the Company.

During the period between the Execution Date and Closing Date, the Company will control and manage the WraSer Assets. During this period, the Company will fund the operation of the WraSer Assets and receive any profit therefrom pursuant to the terms of the Management Services Agreement executed by the Company and the Seller on the Execution Date (the “MSA”). Within 90 days of the Closing Date, the Company will use its best efforts to file with the SEC (at its sole cost and expense) a registration statement on Form S-3 registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Shares and will use its best efforts to have the registration statement declared effective as soon as practicable after filing.

The products purchased by the Company under the Purchase Agreement include ZONTIVITY®, a medication for the reduction of thrombotic cardiovascular events in patients with a history of myocardial infarction or with peripheral arterial disease, as well as additional products for the treatment of hypertension, otitis media, and pain management.

The Company, Sellers and Parent made customary representations and warranties, and agreed to certain customary covenants, in the Purchase Agreement. Subject to certain exceptions and limitations, each party has agreed to indemnify the other for breaches of representations, warranties and covenants and for certain other matters.

The descriptions of the Purchase Agreement and the MSA set forth herein are qualified in their entirety by reference to the full text of the Purchase Agreement and MSA, copies of which are filed herewith as Exhibit 10.1 and 10.2, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Shares is hereby incorporated by reference into this Item 3.02. The Shares will be issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering.

Item 7.01 Regulation FD Disclosure

On June 14, 2023, the Company issued a press release announcing the Company’s entry into the Purchase Agreement (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 and is being furnished herewith.

The information in this Item 7.01 of this Current Report on Form 8-K (the “Current Report”) and the Press Release being furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the Press Release shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To the extent required, the Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K as soon as practicable and in any event no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information.

To the extent required, the Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K as soon as practicable and in any event no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits.

Exhibit No.	Document
10.1†*	Asset Purchase Agreement, dated June 13, 2023, by and among WraSer, LLC, Xspire Pharma, LLC, Legacy-Xspire Holdings, LLC and Blue Water Biotech, Inc.
10.2†*	Management Services Agreement, dated June 13, 2023, by and among WraSer, LLC, Xspire Pharma, LLC, and Blue Water Biotech, Inc.
99.1**	Press Release, dated June 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

**	Furnished herewith

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Water Biotech, Inc.

Date: June 14, 2023	By:	/s/ Joseph Hernandez
Joseph Hernandez
Chief Executive Officer

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